SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND
A FUND OF
FIDELITY COURT STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut) will be held at an office of Fidelity Court Street Trust II (the trust), 27 State Street, 10th floor, Boston, Massachusetts 02109 on March 13, 2002, at 11:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization (the Agreement) between Spartan Connecticut and Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut), another fund of the trust. The Agreement provides for the acquisition of all of the assets of Spartan Connecticut and the assumption of all the liabilities of Spartan Connecticut by Fidelity Connecticut in exchange solely for shares of Fidelity Connecticut. Thereupon, Fidelity Connecticut's shares will be distributed to shareholders of Spartan Connecticut in liquidation of Spartan Connecticut.

The Board of Trustees has fixed the close of business on January 21, 2002 as the record date for the determination of the shareholders of Spartan Connecticut entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

January 21, 2002

Your vote is important - please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION		VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the website indicated on your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the recorded or on-line instructions to cast your vote.

SPARTAN® CONNECTICUT MUNICIPAL MONEY MARKET FUND
A FUND OF
FIDELITY COURT STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS

January 21, 2002

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut), a fund of Fidelity Court Street Trust II (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Connecticut and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, March 13, 2002 at 11:00 a.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust.

 As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). An Agreement and Plan of Reorganization (the Agreement) provides for the acquisition of all of the assets of Spartan Connecticut and the assumption of all of the liabilities of Spartan Connecticut by Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut), another fund of the trust, in exchange solely for shares of Fidelity Connecticut. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Connecticut will distribute shares of Fidelity Connecticut to its shareholders in liquidation of Spartan Connecticut on March 25, 2002, or such other date as the parties may agree (the Closing Date).

Fidelity Connecticut, a municipal money market fund, is a diversified fund of the trust which in turn is an open-end management investment company organized as a Delaware business trust on June 20, 1991. Fidelity Connecticut's investment objective is to seek as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this proxy statement and prospectus. Any representation to the contrary is a criminal offense.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Connecticut that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated January 21, 2002 relating to this Proxy Statement, which is incorporated herein by reference, was filed with the Securities and Exchange Commission (SEC) on November 21, 2001 and became effective on December 21, 2001.

 This Proxy Statement is accompanied by the Prospectus dated January 27, 2001 and supplemented December 29, 2001, which offers shares of Fidelity Connecticut. The Statement of Additional Information for Fidelity Connecticut dated January 27, 2001 and supplemented December 29, 2001 is available upon request. The Prospectus and Statement of Additional Information for Fidelity Connecticut have been filed with the SEC and are incorporated herein by reference. A Prospectus dated January 27, 2001 and supplemented December 29, 2001, and Statement of Additional Information for Spartan Connecticut, dated January 27, 2001 and supplemented December 29, 2001, have been filed with the SEC and are incorporated herein by reference. Copies of the current Prospectuses, Statements of Additional Information, or Annual Reports of the funds may be obtained without charge by contacting the trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-6666.

TABLE OF CONTENTS

Voting Information 1

Synopsis 3

Comparison of Other Policies of The Funds 9

Comparison of Principal Risk Factors 12

The Proposed Transaction 12

Additional Information About Fidelity Connecticut 17

Miscellaneous 18

Exhibit 1. Form of Agreement and Plan of Reorganization of Spartan
Connecticut Municipal Money Market Fund 20

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
A FUND OF
FIDELITY COURT STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

TO BE HELD ON MARCH 13, 2002

VOTING INFORMATION

This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Court Street Trust II (the trust) to be used at the Special Meeting of Shareholders of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut) and at any adjournments thereof (the Meeting), to be held on Wednesday, March 13, 2002 at 11:00 a.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 21, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of Spartan Connecticut at an anticipated cost of approximately $500. Spartan Connecticut may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Spartan Connecticut at an anticipated cost of approximately $500. If Spartan Connecticut records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies that are voted and votes to ABSTAIN will be counted toward establishing a quorum.

 Shareholders should note that passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled shareholder meeting.

On November 30, 2001, there were 208,048,573 and 807,191,136 shares issued and outstanding for Spartan Connecticut and Fidelity Connecticut Municipal Money Market Fund (Fidelity Connecticut), respectively. Shareholders of Spartan Connecticut of record at the close of business on January 21, 2002 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

As of November 30, 2001, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of the trust, only one shareholder, Graham Capital Management, Stamford, CT (7.19%), owned of record or beneficially 5% or more of Spartan Connecticut on November 30, 2001.

To the knowledge of the trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that the above shareholder will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Spartan Connecticut. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectus of Spartan Connecticut and Fidelity Connecticut, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Connecticut carefully for more complete information.

The proposed reorganization (the Reorganization) would merge Spartan Connecticut into Fidelity Connecticut, a municipal money market fund also managed by FMR. If the Reorganization is approved, Spartan Connecticut will cease to exist and current shareholders of the fund will become shareholders of Fidelity Connecticut instead.

The proposed Reorganization would provide Spartan Connecticut shareholders with the opportunity to participate in a larger fund with substantially the same investment objective and policies. FMR has also agreed to limit the combined fund's expenses to 0.48% of its average net assets through December 31, 2003 (excluding interest, taxes, brokerage commissions and extraordinary expenses). In addition, Spartan Connecticut shareholders would benefit from the elimination of certain transaction fees and lower investment minimums.

Investment Objectives and Policies

The following summarizes the investment objective and policy differences, if any, between Spartan Connecticut and Fidelity Connecticut.

Spartan Connecticut and Fidelity Connecticut have substantially the same investment objectives and policies. Each fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital. Spartan Connecticut differs in that it also seeks to achieve this objective consistent with preserving liquidity.

Each fund normally invests so that at least 65% of its total assets are invested in municipal securities whose interest is exempt from Connecticut personal income tax. Spartan Connecticut invests so that at least 80% of its income is exempt from federal income tax, whereas Fidelity Connecticut invests so that at least 80% of its income distributions is exempt from federal income tax. The funds' strategies also include potentially investing more than 25% of total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. Each fund invests its assets in compliance with industry standard requirements for money market funds regarding the quality, maturity, and diversification of investments.

It should be noted that both funds are subject to the new "name test" rule promulgated by the Securities and Exchange Commission (the Commission). Each of the funds, or just the surviving fund, if the reorganization is approved, must comply with this rule by July 31, 2002 by changing its investment policy so that it normally invests at least 80% of assets in municipal securities whose interest is exempt from Connecticut personal income tax and so that at least 80% of its income distributions is exempt from federal income tax.

The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, the investment policies of the funds can be changed without shareholder approval.

Expense Structures and Investment Minimums

Spartan Connecticut and Fidelity Connecticut differ with respect to the contractual structure of fund expenses. Spartan Connecticut pays FMR an "all-inclusive" management fee at an annual rate of 0.50% of its average net assets. This means FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees; interest; taxes; brokerage fees and commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Fidelity Connecticut, in contrast, pays its management fee and other expenses separately. Its management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all mutual funds advised by FMR. This rate can not rise above 0.37%, and it drops as total assets under management increase. The individual fund fee rate is 0.25%. For the 12 month period ended May 31, 2001, Fidelity Connecticut's total management fee rate was 0.38% and the fund's total operating expenses before transfer agent and custodian expense reductions were 0.52%.

In addition to the management fee payable by the fund, Fidelity Connecticut also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

If shareholders approve the Reorganization, the combined fund will retain Fidelity Connecticut's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.48% of its average net assets through December 31, 2003 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would lower the total operating expenses for the former shareholders of Spartan Connecticut from 0.50% to 0.48% beginning on the first business day after the effective date of the Reorganization through December 31, 2003. After December 31, 2003, the combined fund's expenses could increase. If the proposed Reorganization is not approved, Spartan Connecticut will maintain its current fee structure.

Neither fund has a front-end sales charge or contingent deferred sales charge. Spartan Connecticut, however, has the following transaction fees: exchange fee ($5.00); wire transaction fee ($5.00); checkwriting fee ($2.00); and account closeout fee ($5.00). Fidelity Connecticut does not have these transaction fees, nor will the combined fund if the Reorganization is approved.

The funds differ with respect to investment minimums as well. For Spartan Connecticut, the minimum initial investment amount is $25,000, the minimum additional investment amount is $1,000, and the minimum account balance is $10,000. For Fidelity Connecticut, the minimum initial investment amount is $5,000, the minimum additional investment amount is $500, and the minimum account balance is $2,000. The surviving fund would retain Fidelity Connecticut's investment minimums.

For more information about the funds' current fees, refer to their Prospectuses.

The Proposed Reorganization

Shareholders of Spartan Connecticut will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition of all of the assets of Spartan Connecticut and the assumption of all of the liabilities of Spartan Connecticut by Fidelity Connecticut in exchange solely for shares of Fidelity Connecticut. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds (rounded to two decimal places) at the time of the exchange. The exchange of Spartan Connecticut's assets for Fidelity Connecticut's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on March 25, 2002, or such other time and date as the parties may agree (the Closing Date). Spartan Connecticut will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of Spartan Connecticut.

The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan Connecticut, Fidelity Connecticut, or to the shareholders of Spartan Connecticut. The rights and privileges of the former shareholders of Spartan Connecticut will be effectively unchanged by the Reorganization.

Performance Comparison of the Funds

The following information illustrates the changes in each fund's performance from year to year. The returns in the chart do not include the effect of Spartan Connecticut's account closeout fee. If the effect of the fee were reflected, returns for Spartan Connecticut would have been lower than those shown.

YEAR BY YEAR RETURNS

Spartan Connecticut
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999	2000
	2.96%	2.15%	2.41%	3.41%	3.04%	3.14%	3.01%	2.74%	3.55%



During the periods shown in the chart for Spartan Connecticut, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.47% (quarter ended March 31, 1994).

The year-to-date return as of September 30, 2001 for Spartan Connecticut was 1.89%.

Fidelity Connecticut
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	4.37%	2.58%	1.85%	2.32%	3.29%	2.94%	3.06%	2.90%	2.68%	3.51%



During the periods shown in the chart for Fidelity Connecticut, the highest return for a quarter was1.15% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1993).

The year-to-date return as of September 30, 2001 for Fidelity Connecticut was 1.87%.

The following tables compare the funds' annual total returns and cumulative total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance. The returns in the following table do not include the effect of the $5.00 account closeout fee for Spartan Connecticut.

AVERAGE ANNUAL RETURNS
(PERIODS ENDED DECEMBER 31, 2000)

	Past 1 year	Past 5 years	Past 10 years/Life of fund
Spartan Connecticut	3.55%	3.10%	3.02%A
Fidelity Connecticut	3.51%	3.02%	2.95%

A From March 4, 1991.

CUMULATIVE TOTAL RETURNS
(PERIODS ENDED OCTOBER 31, 2001)

	1 year	3 years	5 years
Spartan Connecticut	2.67%	9.06%	15.92%
Fidelity Connecticut	2.64%	8.91%	15.55%

As the above tables show, Spartan Connecticut has slightly outperformed Fidelity Connecticut in each period. This outperformance is attributable to the funds' differing expense structures and the timing of cash flows into the funds. If the proposed Reorganization is approved, FMR has agreed to limit the combined fund's expenses to 0.48% of its average net assets through December 31, 2003.

Annual Fund Operating Expenses

The following table shows the fees and expenses of Spartan Connecticut and Fidelity Connecticut for the 12 months ended May 31, 2001. The table also includes pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization and including the effect of FMR's expense limitation.

The annual fund operating expenses provided below for Spartan Connecticut and Fidelity Connecticut do not reflect the effect of any reduction of certain expenses during the period. The combined fund (pro forma) includes the effect of FMR's 0.48% expense limitation but does not include the effect of any reduction of transfer agent and custodian expenses during the period.

Shareholder fees (paid by the investor directly)	Spartan Connecticut	Fidelity Connecticut	Combined Fund (Pro Forma)
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load on redemptions)	None	None	None
Exchange fee	$5.00	None	None
Wire transaction fee	$5.00	None	None
Checkwriting fee (per check)	$2.00	None	None
Account closeout fee	$5.00	None	None

Annual fund operating expenses (paid from fund assets)	Spartan Connecticut	Fidelity Connecticut	Combined Fund (Pro Forma)
Management Fee	0.50%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.00%	0.14%	0.13%
Total annual fund operating expenses	0.50%	0.52%	0.51%
Expense Reimbursement	--	--	(0.03%)A
Net expenses	0.50%	0.52%	0.48%

A FMR has agreed to reimburse the combined fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.48%. This arrangement will remain in effect through December 31, 2003.

Through arrangements with Spartan Connecticut's and Fidelity Connecticut's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. Including these reductions, the total fund operating expenses would have been 0.48% for Spartan Connecticut, 0.50% for Fidelity Connecticut, and 0.46%, after reimbursement, for the combined fund (pro forma).

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and combined fund (pro forma) net expenses calculated at the rates stated above, assuming a 5% annual return. The table illustrates how much a shareholder would pay in total expenses if a shareholder sells all of his/her shares at the end of each time period indicated and if the shareholder held his/her shares:

		Sell all shares	Hold all shares
Spartan Connecticut	1 year	$ 56	$ 51
	3 years	$ 165	$ 160
	5 years	$ 285	$ 280
	10 years	$ 633	$ 628
Fidelity Connecticut	1 year	$ 53	$ 53
	3 years	$ 167	$ 167
	5 years	$ 291	$ 291
	10 years	$ 653	$ 653
Combined Fund (Pro Forma)	1 year	$ 49	$ 49
	3 years	$ 154	$ 154
	5 years	$ 269	$ 269
	10 years	$ 604	$ 604

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Forms of Organization

Spartan Connecticut and Fidelity Connecticut are diversified funds of the trust, which is an open-end management investment company organized as a Delaware business trust on June 20, 1991. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Delaware business trust, organized under the same trust instrument, the rights of the security holders of Spartan Connecticut under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the fund's Statement of Additional Information called "Description of the Trust."

COMPARISON OF OTHER POLICIES OF THE FUNDS

Diversification. Spartan Connecticut and Fidelity Connecticut are diversified funds. With respect to 75% of their total assets, each fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result more than 5% of that fund's total assets would be invested in the securities of that issuer. As a matter of fundamental policy, each fund may not purchase the securities of any issuer, if as a result, that fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

Borrowing. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes (not for leveraging or investment), but not in an amount exceeding 33-1/3% of its total assets. Each fund may borrow money from banks or from a regular investment company or portfolio advised by FMR or an affiliate, or through reverse repurchase agreements.

Lending. Neither fund currently intends to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements.

For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity Connecticut Following the Reorganization

FMR does not expect Fidelity Connecticut to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Connecticut in their current capacities. Fidelity Connecticut and Spartan Connecticut have the same portfolio manager, who is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

All of the current investments of Spartan Connecticut are permissible investments for Fidelity Connecticut. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by Spartan Connecticut and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Connecticut.

Purchases and Redemptions

The price to buy one share of each fund is that fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received in proper form. Each fund's NAV is normally calculated at the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Commission. Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Both funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the funds maintain a share price of $1.00. However, there is no guarantee that the funds will be able to do so.

The price to sell one share of each fund is the fund's NAV. Shares are sold at the next NAV calculated after an order is received in proper form. No sales charge is assessed by either fund upon redemption. However, Spartan Connecticut has a $5.00 fee for wire redemptions and a $5.00 account closeout fee.

On January 14, 2002, Spartan Connecticut closed to new accounts pending the Reorganization. Spartan Connecticut shareholders as of that date can continue to purchase shares of the fund and may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Fidelity Connecticut will remain unchanged.

Refer to each fund's Prospectus for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in the shareholder's state.

Exchanges out of Spartan Connecticut are currently subject to a $5.00 exchange fee. Fidelity Connecticut does not currently impose an exchange fee. If the Reorganization is approved, the exchange privilege of Fidelity Connecticut will remain unchanged.

Dividends and Other Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Distributions by each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly. On or before the Closing Date, Spartan Connecticut may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

Federal Income Tax Consequences of the Reorganization

Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

As of November 30, 2001, Spartan Connecticut and Fidelity Connecticut have no capital loss carryforwards for federal income tax purposes.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds have insurance coverage for specified types of losses related to default or bankruptcy on certain securities, the funds may incur losses regardless of the insurance. Each fund's performance may also be significantly affected by issuer-specific changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN CONNECTICUT AND FIDELITY CONNECTICUT.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Connecticut acquiring as of the Closing Date all of the assets of Spartan Connecticut in exchange solely for shares of Fidelity Connecticut and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities; and (b) the distribution of shares of Fidelity Connecticut to the shareholders of Spartan Connecticut as provided for in the Agreement.

The assets of Spartan Connecticut to be acquired by Fidelity Connecticut include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Connecticut, and any deferred or prepaid expenses shown as an asset on the books of Spartan Connecticut on the Closing Date. Fidelity Connecticut will assume from Spartan Connecticut all liabilities, debts, obligations, and duties of Spartan Connecticut of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Connecticut will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Connecticut will deliver to Spartan Connecticut the number of full and fractional shares of Fidelity Connecticut having an aggregate net asset value equal to the aggregate net asset value of shares of Spartan Connecticut as of the Closing Date. Spartan Connecticut shall then distribute the Fidelity Connecticut shares pro rata to its shareholders.

The value of Spartan Connecticut's assets to be acquired by Fidelity Connecticut and the amount of its liabilities to be assumed by Fidelity Connecticut will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Connecticut's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Connecticut will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Spartan Connecticut will distribute to its shareholders of record the shares of Fidelity Connecticut it received, so that each Spartan Connecticut shareholder will receive the number of full and fractional shares of Fidelity Connecticut equal in value to the aggregate net asset value of shares of Spartan Connecticut held by such shareholder on the Closing Date; Spartan Connecticut will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Connecticut in the names of the Spartan Connecticut shareholders and by transferring thereto shares of Fidelity Connecticut. Each Spartan Connecticut shareholder's account will be credited with the respective pro rata number of full and fractional shares of Fidelity Connecticut due that shareholder. Fidelity Connecticut will not issue certificates representing its shares in connection with such exchange.

Accordingly, immediately after the Reorganization, each former Spartan Connecticut shareholder will own shares of Fidelity Connecticut equal in value (rounded to two decimal places) to the aggregate net asset value of that shareholder's shares of Spartan Connecticut immediately prior to the Reorganization. The net asset value per share of Fidelity Connecticut will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

Any transfer taxes payable upon issuance of shares of Fidelity Connecticut in a name other than that of the registered holder of the shares on the books of Spartan Connecticut as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Connecticut is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Connecticut is liquidated.

Pursuant to its management contract with Spartan Connecticut, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Connecticut and Fidelity Connecticut due to the Reorganization prior to the Closing Date which will be borne by Spartan Connecticut and Fidelity Connecticut, respectively. Any merger related costs incurred after the Closing Date, including transaction costs associated with portfolio adjustments to Spartan Connecticut and Fidelity Connecticut due to the Reorganization, which occur after the Closing Date will be born by Fidelity Connecticut or to the extent that total operating expenses exceed 0.48%, will be borne by FMR. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

In considering the Reorganization, the Board considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) the historical performance of the funds;

(3) the relative expense ratios of the funds;

(4) the costs to be incurred by each fund as a result of the Reorganization;

(5) the tax consequences of the Reorganization;

(6) the relative size of the funds;

(7) the impact of changes to the Fidelity municipal money market product line on the funds and their shareholders; and

(8) the benefit to the shareholders of the funds and to FMR.

FMR recommended the Reorganization to the Board at meetings of the Board held on June 14, 2001 and September 20, 2001. In recommending the Reorganization, FMR advised the Board that the funds have substantially the same investment objectives and policies. FMR informed the Board that the funds differed primarily with respect to their expense structures and investment minimums.

The Board considered that the proposed merger would combine a small fund into a larger fund, resulting in operational efficiencies. In addition, the Board considered that if the Reorganization is approved, FMR agrees to limit the combined fund's total operating expenses to 0.48% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through December 31, 2003. This expense limitation would lower the total operating expenses for the former shareholders of Spartan Connecticut from 0.50% to 0.48% of its average net assets through December 31, 2003.

Finally, the Board considered the fact that Spartan Connecticut shareholders would also benefit from the elimination of transaction fees and have greater investment flexibility as a result of lower investment minimums.

Description of the Securities to be Issued

The trust is registered with the Commission as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Connecticut is one of five funds of the trust. Each share of Fidelity Connecticut represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Connecticut is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund which that shareholder owns. Shares of Fidelity Connecticut have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in each fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in each fund's Statement of Additional Information under the heading "Shareholder Liability."

The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of Spartan Connecticut's assets for Fidelity Connecticut's shares and the assumption of the liabilities of Spartan Connecticut by Fidelity Connecticut is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Connecticut and Fidelity Connecticut, substantially to the effect that:

(i) The acquisition by Fidelity Connecticut of all of the assets of Spartan Connecticut solely in exchange for Fidelity Connecticut shares and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities, followed by the distribution by Spartan Connecticut of Fidelity Connecticut shares to the shareholders of Spartan Connecticut pursuant to the liquidation of Spartan Connecticut and constructively in exchange for their Spartan Connecticut shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Connecticut and Fidelity Connecticut will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by Spartan Connecticut upon the transfer of all of its assets to Fidelity Connecticut in exchange solely for Fidelity Connecticut shares and Fidelity Connecticut's assumption of Spartan Connecticut's liabilities, followed by Spartan Connecticut's subsequent distribution of those shares to shareholders in liquidation of Spartan Connecticut;

(iii) No gain or loss will be recognized by Fidelity Connecticut upon the receipt of the assets of Spartan Connecticut in exchange solely for Fidelity Connecticut shares and its assumption of Spartan Connecticut's liabilities;

(iv) The shareholders of Spartan Connecticut will recognize no gain or loss upon the exchange of their Spartan Connecticut shares solely for Fidelity Connecticut shares;

(v) The basis of Spartan Connecticut's assets in the hands of Fidelity Connecticut will be the same as the basis of those assets in the hands of Spartan Connecticut immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Connecticut will include the holding period of those assets in the hands of Spartan Connecticut;

(vi) The basis of Spartan Connecticut shareholders in Fidelity Connecticut shares will be the same as their basis in Spartan Connecticut shares to be surrendered in exchange therefor; and

(vii) The holding period of the Fidelity Connecticut shares to be received by the Spartan Connecticut shareholders will include the period during which the Spartan Connecticut shares to be surrendered in exchange therefor were held, provided such Spartan Connecticut shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of Spartan Connecticut should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of May 31, 2001 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	NAV Per Share	Shares Outstanding
Spartan Connecticut	$ 222,102,020	$ 1.00	222,099,230
Fidelity Connecticut	$ 763,165,905	$ 1.00	763,156,332
Combined Fund (Pro Forma)	$ 985,267,925	$ 1.00	985,255,562

Conclusion

The Agreement and the transactions provided for therein were approved by the Board of Trustees of the Trust at a meeting held on September 20, 2001. The Board of Trustees determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Connecticut and Fidelity Connecticut would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Connecticut will continue to engage in business as a fund of a registered investment company and the trust's Board may consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY CONNECTICUT

Fidelity Connecticut's Prospectus dated January 27, 2001 and supplemented December 29, 2001, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains Fidelity Connecticut's financial highlights for the fiscal year ended November 30, 2000. The following table includes Fidelity Connecticut's unaudited financial highlights for the semiannual period ended May 31, 2001, and the audited financial highlights for the five years ended November 30, 2000.

FINANCIAL HIGHLIGHTS

Fidelity Connecticut Municipal Money Market Fund

Years ended November 30,	2001E	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.015	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.015)	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.49%	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 763,166	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.51% A	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.47% A, D	.54%	.54% D	.56%	.57% D	.58% D
Ratio of net investment income to average net assets	2.98% A	3.43%	2.60%	2.90%	3.00%	2.93%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E Six months ended May 31, 2001 (Unaudited).

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Fidelity Connecticut shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

Experts. The audited financial statements of Spartan Connecticut and Fidelity Connecticut incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended November 30, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. The trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees. Please advise Fidelity Court Street Trust II, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the Fidelity Connecticut Prospectus you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of January 21, 2002, by and between Spartan® Connecticut Municipal Money Market Fund (Spartan Connecticut) and Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut), funds of Fidelity Court Street Trust II. Fidelity Court Street Trust II is a duly organized business trust under the laws of the State of Delaware with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Connecticut and Spartan Connecticut may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Connecticut and the assumption by Fidelity Connecticut of Spartan Connecticut's liabilities solely in exchange for shares of beneficial interest in Fidelity Connecticut (the Fidelity Connecticut Shares); and (b) the constructive distribution of such shares by Spartan Connecticut pro rata to its shareholders in complete liquidation and termination of Spartan Connecticut in exchange for all of Spartan Connecticut's outstanding shares. Spartan Connecticut shall receive shares of Fidelity Connecticut having an aggregate net asset value equal to the aggregate net asset value of the shares of Spartan Connecticut outstanding on the Closing Date (as defined in Section 6), which Spartan Connecticut shall then distribute pro rata to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SPARTAN CONNECTICUT. Spartan Connecticut represents and warrants to and agrees with Fidelity Connecticut that:

(a) Spartan Connecticut is a series of Fidelity Court Street Trust II, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Court Street Trust II is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and the Statement of Additional Information of Spartan Connecticut dated January 27, 2001 and supplemented December 29, 2001, previously furnished to Fidelity Connecticut, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Connecticut, threatened against Spartan Connecticut which assert liability on the part of Spartan Connecticut. Spartan Connecticut knows of no facts which might form the basis for the institution of such proceedings;

(e) Spartan Connecticut is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of Spartan Connecticut, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Connecticut is a party or by which Spartan Connecticut is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Connecticut is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Connecticut at November 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Connecticut together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended May 31, 2001. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Spartan Connecticut has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2000 and those incurred in the ordinary course of Spartan Connecticut's business as an investment company since November 30, 2000;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Court Street Trust II on Form N-14 relating to the shares of Fidelity Connecticut issuable hereunder and the proxy statement of Spartan Connecticut included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Connecticut (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Connecticut, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Spartan Connecticut (other than this Agreement) will be terminated without liability to Spartan Connecticut prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Connecticut of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) Spartan Connecticut has filed or will file all federal and state tax returns which, to the knowledge of Spartan Connecticut's officers, are required to be filed by Spartan Connecticut and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Connecticut's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Spartan Connecticut has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of Spartan Connecticut are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Connecticut will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Connecticut in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Connecticut will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets to be transferred to Fidelity Connecticut pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Connecticut's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Connecticut will acquire Spartan Connecticut's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Connecticut) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Connecticut, and this Agreement constitutes a valid and binding obligation of Spartan Connecticut enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY CONNECTICUT. Fidelity Connecticut represents and warrants to and agrees with Spartan Connecticut that:

(a) Fidelity Connecticut is a series of Fidelity Court Street Trust II, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Court Street Trust II is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Fidelity Connecticut, dated January 27, 2001 and supplemented December 29, 2001, previously furnished to Spartan Connecticut did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Connecticut, threatened against Fidelity Connecticut which assert liability on the part of Fidelity Connecticut. Fidelity Connecticut knows of no facts which might form the basis for the institution of such proceedings;

(e) Fidelity Connecticut is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of Fidelity Connecticut, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Connecticut is a party or by which Fidelity Connecticut is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Connecticut is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Connecticut at November 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Connecticut together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended May 31, 2001. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such dates and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Fidelity Connecticut has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2000 and those incurred in the ordinary course of Fidelity Connecticut's business as an investment company since November 30, 2000;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Connecticut of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Fidelity Connecticut has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Connecticut's officers, are required to be filed by Fidelity Connecticut and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Connecticut's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Fidelity Connecticut has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 2002;

(k) As of the Closing Date, the shares of beneficial interest of Fidelity Connecticut to be issued to Spartan Connecticut will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Connecticut, and no shareholder of Fidelity Connecticut will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Connecticut, and this Agreement constitutes a valid and binding obligation of Fidelity Connecticut enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Connecticut;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Connecticut, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Connecticut, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Fidelity Connecticut Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Fidelity Connecticut have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of Spartan Connecticut and to the other terms and conditions contained herein, Spartan Connecticut agrees to assign, sell, convey, transfer, and deliver to Fidelity Connecticut as of the Closing Date all of the assets of Spartan Connecticut of every kind and nature existing on the Closing Date. Fidelity Connecticut agrees in exchange therefor: (i) to assume all of Spartan Connecticut's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Connecticut the number of full and fractional shares of Fidelity Connecticut having an aggregate net asset value equal to the aggregate net asset value of shares of Spartan Connecticut transferred hereunder determined as provided for under Section 4.

(b) The assets of Spartan Connecticut to be acquired by Fidelity Connecticut shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Connecticut, and any deferred or prepaid expenses shown as an asset on the books of Spartan Connecticut on the Closing Date. Spartan Connecticut will pay or cause to be paid to Fidelity Connecticut any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Connecticut hereunder, and Fidelity Connecticut will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Spartan Connecticut to be assumed by Fidelity Connecticut shall include (except as otherwise provided for herein) all of Spartan Connecticut's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Connecticut agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Connecticut will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Connecticut Shares in exchange for such shareholders' shares of beneficial interest in Spartan Connecticut and Spartan Connecticut will be liquidated in accordance with Spartan Connecticut's Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Connecticut's share transfer books in the names of the Spartan Connecticut shareholders and transferring the Fidelity Connecticut Shares thereto. Each Spartan Connecticut shareholder's account shall be credited with the respective pro rata number of full and fractional Fidelity Connecticut Shares due that shareholder. All outstanding Spartan Connecticut shares, including any represented by certificates, shall simultaneously be canceled on Spartan Connecticut's share transfer records. Fidelity Connecticut shall not issue certificates representing the Fidelity Connecticut Shares in connection with the Reorganization.

(e) Any reporting responsibility of Spartan Connecticut is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Fidelity Connecticut Shares in a name other than that of the registered holder on Spartan Connecticut's books of the Spartan Connecticut shares constructively exchanged for the Fidelity Connecticut Shares shall be paid by the person to whom such Fidelity Connecticut Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time).

(b) As of the Closing Date, Fidelity Connecticut will deliver to Spartan Connecticut the number of Fidelity Connecticut Shares having an aggregate net asset value equal to the value of the assets of Spartan Connecticut transferred hereunder less the liabilities of Spartan Connecticut, determined as provided in this Section 4.

(c) The net asset value per share of the Fidelity Connecticut Shares to be delivered to Spartan Connecticut, the value of the assets of Spartan Connecticut transferred hereunder, and the value of the liabilities of Spartan Connecticut to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Fidelity Connecticut Shares shall be computed in the manner set forth in the then-current Fidelity Connecticut Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Connecticut shall be computed in the manner set forth in the then-current Spartan Connecticut Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Connecticut and Fidelity Connecticut.

5. FEES; EXPENSES.

(a) Pursuant to Spartan Connecticut's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Connecticut will be borne by Fidelity Connecticut.

(b) Each of Fidelity Connecticut and Spartan Connecticut represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of Fidelity Court Street Trust II, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on March 25, 2002, or at some other time, date, and place agreed to by Spartan Connecticut and Fidelity Connecticut (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Connecticut and the net asset value per share of Fidelity Connecticut is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN CONNECTICUT.

(a) Spartan Connecticut agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Connecticut as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Connecticut.

(b) Spartan Connecticut agrees that as soon as reasonably practicable after distribution of the Fidelity Connecticut Shares, Spartan Connecticut shall be terminated as a series of Fidelity Court Street Trust II pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Connecticut shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY CONNECTICUT.

(a) That Spartan Connecticut furnishes to Fidelity Connecticut a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Connecticut made in this Agreement are true and correct in all material respects and that Spartan Connecticut has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Spartan Connecticut furnishes Fidelity Connecticut with copies of the resolutions, certified by an officer of Fidelity Court Street Trust II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Connecticut;

(c) That, on or prior to the Closing Date, Spartan Connecticut will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Connecticut substantially all of Spartan Connecticut's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That Spartan Connecticut shall deliver to Fidelity Connecticut at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Connecticut's behalf by its Treasurer or Assistant Treasurer;

(e) That Spartan Connecticut's custodian shall deliver to Fidelity Connecticut a certificate identifying the assets of Spartan Connecticut held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Connecticut; (ii) Spartan Connecticut's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That Spartan Connecticut's transfer agent shall deliver to Fidelity Connecticut at the Closing a certificate setting forth the number of shares of Spartan Connecticut outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That Spartan Connecticut calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Connecticut as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Connecticut;

(h) That Spartan Connecticut delivers to Fidelity Connecticut a certificate of an officer of Fidelity Court Street Trust II, dated as of the Closing Date, that there has been no material adverse change in Spartan Connecticut's financial position since November 30, 2000, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of Spartan Connecticut shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Connecticut or its transfer agent by Fidelity Connecticut or its agents shall have revealed otherwise, Spartan Connecticut shall have taken all actions that in the opinion of Fidelity Connecticut are necessary to remedy any prior failure on the part of Spartan Connecticut to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN CONNECTICUT.

(a) That Fidelity Connecticut shall have executed and delivered to Spartan Connecticut an Assumption of Liabilities, certified by an officer of Fidelity Court Street Trust II, dated as of the Closing Date pursuant to which Fidelity Connecticut will assume all of the liabilities of Spartan Connecticut existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Fidelity Connecticut furnishes to Spartan Connecticut a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Connecticut made in this Agreement are true and correct in all material respects, and Fidelity Connecticut has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Spartan Connecticut shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Connecticut and Fidelity Connecticut, to the effect that the Fidelity Connecticut Shares are duly authorized and upon delivery to Spartan Connecticut as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Connecticut (except as disclosed in Fidelity Connecticut's Statement of Additional Information).

10. CONDITIONS TO OBLIGATIONS OF FIDELITY CONNECTICUT AND SPARTAN CONNECTICUT.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Connecticut;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Connecticut or Spartan Connecticut to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Connecticut or Spartan Connecticut, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Connecticut and Spartan Connecticut, threatened by the Commission; and

(f) That Fidelity Connecticut and Spartan Connecticut shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Connecticut and Spartan Connecticut that for federal income tax purposes:

(i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Connecticut and Fidelity Connecticut will each be parties to the Reorganization under section 368(b) of the Code;

(ii) No gain or loss will be recognized by Spartan Connecticut upon the transfer of all of its assets to Fidelity Connecticut in exchange solely for the Fidelity Connecticut Shares and the assumption of Spartan Connecticut's liabilities followed by the distribution of those Fidelity Connecticut Shares to the shareholders of Spartan Connecticut in liquidation of Spartan Connecticut;

(iii) No gain or loss will be recognized by Fidelity Connecticut on the receipt of Spartan Connecticut's assets in exchange solely for the Fidelity Connecticut Shares and the assumption of Spartan Connecticut's liabilities;

(iv) The basis of Spartan Connecticut's assets in the hands of Fidelity Connecticut will be the same as the basis of such assets in Spartan Connecticut's hands immediately prior to the Reorganization;

(v) Fidelity Connecticut's holding period in the assets to be received from Spartan Connecticut will include Spartan Connecticut's holding period in such assets;

(vi) A Spartan Connecticut shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Connecticut for the Fidelity Connecticut Shares in the Reorganization;

(vii) A Spartan Connecticut shareholder's basis in the Fidelity Connecticut Shares to be received by him or her will be the same as his or her basis in the Spartan Connecticut shares exchanged therefor;

(viii) A Spartan Connecticut shareholder's holding period for his or her Fidelity Connecticut Shares will include the holding period of Spartan Connecticut shares exchanged, provided that those Spartan Connecticut shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither Spartan Connecticut nor Fidelity Connecticut may waive the conditions set forth in this Subsection 10(f).

11. COVENANTS OF FIDELITY CONNECTICUT AND SPARTAN CONNECTICUT.

(a) Fidelity Connecticut and Spartan Connecticut each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) Spartan Connecticut covenants that it is not acquiring the Fidelity Connecticut Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) Spartan Connecticut covenants that it will assist Fidelity Connecticut in obtaining such information as Fidelity Connecticut reasonably requests concerning the beneficial ownership of Spartan Connecticut's shares; and

(d) Spartan Connecticut covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law and after the Closing Date, Spartan Connecticut will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Fidelity Connecticut and Spartan Connecticut may terminate this Agreement by mutual agreement. In addition, either Fidelity Connecticut or Spartan Connecticut may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Spartan Connecticut or Fidelity Connecticut, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Connecticut or Spartan Connecticut; provided, however, that following the shareholders' meeting called by Spartan Connecticut pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Connecticut Shares to be paid to Spartan Connecticut shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Except as provided in Subsection 10(f), either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. TRUST INSTRUMENT.

A copy of the Funds' Trust Instrument, as restated and amended, is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Funds as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund or to any other series of the trust.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

SCT-PXS-0102 CUSIP #316089606/FUND #425
1.766900.100

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Spartan® Connecticut Municipal Money Market Fund (Spartan Connecticut) into Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut). A shareholder meeting is scheduled for March 13, 2002. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of Spartan Connecticut with an opportunity to invest in a larger fund with substantially the same investment objectives and policies. As a result of the merger, both Spartan Connecticut and Fidelity Connecticut shareholders would benefit from an expense reduction until December 31, 2003. Spartan Connecticut shareholders would also benefit from the elimination of transactions fees and greater flexibility as a result of the lower investment minimums. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (January 21, 2001). Your vote is extremely important, no matter how large or small your holdings may be.

Voting by mail is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 800-544-3198. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of the fund are being asked to vote on the following proposal:

To approve an Agreement and Plan of Reorganization (the Agreement) between Fidelity Court Street Trust II: Spartan® Connecticut Municipal Money Market Fund (Spartan Connecticut) and Fidelity® Connecticut Municipal Money Market Fund (Fidelity Connecticut). The Agreement provides for the acquiasition of all of the assets of Spartan Connecticut and the assumption of all the liabilities of Spartan Connectucut by Fidelity Connecticut in exchange solely for shares of beneficial interest of Fidelity Connecticut. Thereupon, Fidelity Connecticut's shares will be distributed to shareholders of Spartan Connecticut in liquidation of Spartan Connecticut.

What is the reason for and advantages of this merger?

The proposed merger would provide shareholders of Spartan Connecticut with an opportunity to participate in a larger fund with substantially the same investment objective and policies. If shareholders approve the merger, the combined fund will retain Fidelity Connecticut's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.48% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through December 31, 2003. In addition, Spartan Connecticut shareholders would benefit from the elimination of certain transaction fees and lower investment minimums. The funds have had comparable performance. Please keep in mind that past performance is no guarantee of future results.

  Annual Total Returns (Periods ended December 31)
	2001	2000	1999	1998	1997	1996
Spartan CT Muni MM	2.04%A	3.55%	2.74%	3.01%	3.14%	3.04%
Fidelity CT Muni MM	2.01% A	3.51%	2.68%	2.90%	3.06%	2.94%

A Returns are from January 1, 2001 through October 31, 2001.

Do the funds being merged have similar investment objectives?

Yes. Each fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital. Spartan Connecticut differs in that it also seeks to achieve this objective consistent with preserving liquidity. If shareholders approve the merger, the combined fund will retain Fidelity Connecticut's investment objective.

Is the merger considered a taxable event for federal income tax purposes?

Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal or state income tax purposes.

How will you determine the number of shares of Fidelity Connecticut Municipal Money that I will receive?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, the number of shares to be issued will be based upon the relative net asset values of the funds at the time of the exchange. The anticipated closing date for the merger is March 25, 2001.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date?

To facilitate receiving sufficient votes, we will need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or we may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (March 13, 2002), the meeting may be adjourned to permit further solicitation of proxy votes.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the merger proposal and recommends that you vote to approve the merger.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Spartan Connecticut on the record date. The record date is January 21, 2002.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-3188.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Form of Proxy Card:Spartan Connecticut Municipal Money Market Fund

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Vote by Touch-Tone Phone, by Mail, or via the Internet!!

Option 1: To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your proxy card.
Option 2: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.
Option 3: Return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

Fidelity Court Street Trust II: Spartan® Connecticut Municipal Money Market Fund
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 13, 2002 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
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________________________________________________________________________________________________________________________________________________________________________________________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle) Fidelity Court Street Trust II

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization between Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund.	(_)	(_)	(_) 1.
(downtriangle)			(downtriangle)

CTM-PXC-0102	425

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Connecticut Municipal

Funds

Fidelity® Connecticut Municipal Money Market Fund

(fund number 418, trading symbol FCMXX)

Spartan® Connecticut Municipal Money Market Fund

(fund number 425, trading symbol SPCXX)

Spartan Connecticut Municipal Income Fund

(fund number 407, trading symbol FICNX)

Prospectus

January 27, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.
  Normally investing at least 65% of total assets in municipal securities whose interest is exempt from Connecticut personal income tax.
  Normally investing so that at least 80% of income distributions is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Connecticut can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan® Connecticut Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital and liquidity.

Prospectus

Fund Summary - continued

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.
  Normally investing at least 65% of total assets in municipal securities whose interest is exempt from Connecticut personal income tax.
  Normally investing so that at least 80% of income is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Connecticut can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in investment-grade municipal debt securities (those of medium and high quality).
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes.

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Fund Summary - continued

  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Managing the fund to have similar overall interest rate risk to an index, which as of November 30, 2000, was the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Connecticut can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in each fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Connecticut Municipal Income also compares its performance to the performance of an additional index over various periods of time. Data for the additional index for Spartan Connecticut Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

The returns in the chart do not include the effect of Spartan Connecticut Municipal Money Market's account closeout fee. If the effect of the fee were reflected, returns would be lower than those shown.

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Fund Summary - continued

CT Muni Money Market
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	4.37%	2.58%	1.85%	2.32%	3.29%	2.94%	3.06%	2.90%	2.68%	3.51%

During the periods shown in the chart for Connecticut Municipal Money Market, the highest return for a quarter was 1.15% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1993).

Spartan CT Muni Money Market
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999	2000
	2.96%	2.15%	2.41%	3.41%	3.04%	3.14%	3.01%	2.74%	3.55%

During the periods shown in the chart for Spartan Connecticut Municipal Money Market, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.47% (quarter ended March 31, 1994).

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Fund Summary - continued

Spartan CT Muni Income
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	10.58%	8.22%	12.98%	-7.02%	17.12%	4.24%	9.13%	5.80%	-2.10%	10.96%

During the periods shown in the chart for Spartan Connecticut Municipal Income, the highest return for a quarter was 7.49% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.10% (quarter ended March 31, 1994).

Average Annual Returns

The returns in the following table do not include the effect of the $5 account closeout fee for Spartan Connecticut Municipal Money Market.

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years/Life of fund
CT Municipal Money Market	3.51%	3.02%	2.95%
Spartan CT Municipal Money Market	3.55%	3.10%	3.02%A
Spartan CT Municipal Income	10.96%	5.51%	6.77%
Lehman Bros. Muni Bond Index	11.68%	5.84%	7.32%
Lehman Bros. CT 4+ Year Enhanced Muni Bond Index	10.82%	5.80%	--
Lipper CT Muni Debt Funds Average	10.48%	4.84%	6.58%

A From March 4, 1991.

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index is a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Connecticut Municipal Money Market and Spartan Connecticut Municipal Money Market are based on historical expenses. The annual fund operating expenses provided below for Spartan Connecticut Municipal Income are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

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Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Spartan CT Muni Income only	0.50%
Exchange fee for Spartan CT Muni Money Market onlyA,B	$5.00
Wire transaction fee for Spartan CT Muni Money Market onlyA	$5.00
Checkwriting fee, per check written for Spartan CT Muni Money Market onlyA	$2.00
Account closeout fee for Spartan CT Muni Money Market onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

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Fund Summary - continued

Annual fund operating expenses (paid from fund assets)

CT Muni Money Market	Management fee	0.38%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.16%
	Total annual fund operating expenses	0.54%
Spartan CT Muni Money Market	Management fee	0.50%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.50%
Spartan CT Muni Income	Management fee	0.38%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.12%
	Total annual fund operating expenses	0.50%

Through arrangements with Spartan Connecticut Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with Connecticut Municipal Money Market and Spartan Connecticut Municipal Income's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses would have been 0.49% for Spartan Connecticut Municipal Money Market and 0.41% for Spartan Connecticut Municipal Income.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated and if you leave your account open:

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Fund Summary - continued

		Account open	Account closed
CT Muni Money Market	1 year	$ 55	$ 55
	3 years	$ 173	$ 173
	5 years	$ 302	$ 302
	10 years	$ 677	$ 677
Spartan CT Muni Money Market	1 year	$ 51	$ 56
	3 years	$ 160	$ 165
	5 years	$ 280	$ 285
	10 years	$ 628	$ 633
Spartan CT Muni Income	1 year	$ 51	$ 51
	3 years	$ 160	$ 160
	5 years	$ 280	$ 280
	10 years	$ 628	$ 628

Prospectus

Fund Basics

Investment Details

Investment Objective

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Connecticut personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Connecticut Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

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Fund Basics - continued

FMR may invest the fund's assets in municipal securities whose interest is subject to Connecticut personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax.

Principal Investment Strategies

FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Connecticut personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of November 30, 2000, FMR was using the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index in managing the fund's investments. As of November 30, 2000, the dollar-weighted average maturity of the fund and the index was approximately 13.7 and 12.5 years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

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Fund Basics - continued

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, municipal notes, and shares of municipal money market funds.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Connecticut, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance.

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Fund Basics - continued

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of Spartan Connecticut Municipal Income's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. Connecticut's economy relies in part on activities affected by cyclical changes, including declines in defense spending. Despite average per capita income of Connecticut residents' being traditionally high, certain of Connecticut's largest cities are among the poorest in the nation.

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Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Connecticut personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital. Under normal conditions, at least 80% of the fund's income distributions will be exempt from federal income tax and at least 65% of the fund's total assets will be invested in state tax-free obligations.

Spartan Connecticut Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and, to the extent possible, exempt from Connecticut personal income tax, as is consistent with preservation of capital and liquidity. The fund will normally invest so that at least 65% of its total assets are invested in state tax-free obligations and at least 80% of its income will be exempt from federal income tax.

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax.

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Fund Basics - continued

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account
For CT Muni Money Market	$5,000
For Spartan CT Muni Money Market	$25,000
For Spartan CT Muni Income	$10,000
To Add to an Account
For CT Muni Money Market	$500
Through regular investment plans	$100
For Spartan CT Muni Money Market	$1,000
Through regular investment plans	$500
For Spartan CT Muni Income	$1,000
Through regular investment plans	$500
Minimum Balance
For CT Muni Money Market	$2,000
For Spartan CT Muni Money Market	$10,000
For Spartan CT Muni Income	$5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a qualified state tuition program. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of Connecticut Municipal Money Market or Spartan Connecticut Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Connecticut Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Connecticut Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

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Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Connecticut Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan Connecticut Municipal Money Market shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan Connecticut Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares of Connecticut Municipal Money Market or Spartan Connecticut Municipal Money Market by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

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Shareholder Information - continued

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line® to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically
  Use Fidelity Automatic Exchange Service to exchange from Connecticut Municipal Money Market to another Fidelity fund.
  Use Personal Withdrawal Service to set up periodic redemptions from your bond fund account.

Check	Write a check to sell shares from your account.

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Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  You may pay a $5.00 fee for each exchange out of Spartan Connecticut Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of Connecticut Municipal Money Market.
  Spartan Connecticut Municipal Money Market and Spartan Connecticut Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

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Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100 for CT Muni Money Market $500 for Spartan CT Muni Money Market and Spartan CT Muni Income	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100 for CT Muni Money Market $500 for Spartan CT Muni Money Market and Spartan CT Muni Income	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because bond fund share prices fluctuate, that fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100 for CT Muni Money Market $500 for Spartan CT Muni Money Market and Spartan CT Muni Income	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your bond fund account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  There may be a $5.00 fee for each wire purchase for Spartan Connecticut Municipal Money Market.
  There may be a $5.00 fee for each wire redemption for Spartan Connecticut Municipal Money Market.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100 for Connecticut Municipal Money Market, $500 for Spartan Connecticut Municipal Money Market and Spartan Connecticut Municipal Income.
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $500 for Connecticut Municipal Money Market and $1,000 for Spartan Connecticut Municipal Money Market.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

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Shareholder Information - continued

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1, 2001 using regular investment plans.

If your account balance falls below $2,000 for Connecticut Municipal Money Market, $10,000 for Spartan Connecticut Municipal Money Market or $5,000 for Spartan Connecticut Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Connecticut Municipal Money Market, the $5.00 account closeout fee will be charged.

The fees for individual transactions (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:

Prospectus

Shareholder Information - continued

  The $2.00 checkwriting fee will be deducted from your account.
  The $5.00 exchange fee will be deducted from the amount of your exchange.
  The $5.00 wire transaction fee will be deducted from the amount of your wire.
  The $5.00 account closeout fee does not apply to exchanges or wires.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in January and December.

Distributions you receive from each money market fund consist primarily of dividends. Each money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Connecticut personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Connecticut personal income tax purposes, distributions derived from interest on municipal securities of Connecticut issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Connecticut personal income tax to the extent derived from municipal securities of Connecticut issuers. All other distributions may be taxable for Connecticut personal income tax purposes.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for federal income tax or Connecticut personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Connecticut personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 in discretionary assets under management.

George Fischer is vice president and manager of Spartan Connecticut Municipal Income, which he has managed since May 1996. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

FMR pays all of the other expenses of Spartan Connecticut Municipal Money Market with limited exceptions.

Spartan Connecticut Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For Connecticut Municipal Money Market and Spartan Connecticut Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For November 2000, the group fee rate was 0.1263% for Connecticut Municipal Money Market and the group fee rate was 0.1263% for Spartan Connecticut Municipal Income. The individual fund fee rate is 0.25% for Connecticut Municipal Money Market and 0.25% for Spartan Connecticut Municipal Income.

For the period prior to January 1, 2000, Spartan Connecticut Municipal Income paid FMR a management fee of 0.55% of the fund's average net assets and FMR paid all of the other expenses of the fund with limited exceptions.

Prospectus

Fund Services - continued

The total management fee for the fiscal year ended November 30, 2000, was 0.38% of the fund's average net assets for Connecticut Municipal Money Market and 0.39% of the fund's average net assets for Spartan Connecticut Municipal Income.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of the annual report is available upon request.

Fidelity Connecticut Municipal Money Market Fund

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.034	.026	.029	.030	.029
Less Distributions
 From net investment income	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.54%	.54% B	.56%	.57% B	.58% B
Ratio of net investment income to average net assets	3.43%	2.60%	2.90%	3.00%	2.93%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

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Appendix - continued

Spartan Connecticut Municipal Money Market Fund

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.035	.027	.030	.031	.030
Less Distributions
 From net investment income	(.035)	(.027)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.51%	2.70%	3.05%	3.12%	3.08%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 206,573	$ 194,245	$ 190,039	$ 163,647	$ 186,974
Ratio of expenses to average net assets	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.49% C	.49% C	.49% C	.50%	.50%
Ratio of net investment income to average net assets	3.46%	2.67%	3.00%	3.08%	3.04%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Spartan Connecticut Municipal Income Fund

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.880	$ 11.580	$ 11.420	$ 11.240	$ 11.200
Income from Investment Operations
 Net investment income	.549 B	.526	.541	.559	.569
 Net realized and unrealized gain (loss)	.233	(.651)	.260	.190	.039
 Total from investment operations	.782	(.125)	.801	.749	.608
Less Distributions
 From net investment income	(.553)	(.526)	(.541)	(.559)	(.569)
 From net realized gain	-	(.029)	(.100)	(.010)	-
 In excess of net realized gain	-	(.021)	-	-	-
 Total distributions	(.553)	(.576)	(.641)	(.569)	(.569)
 Redemption fees added to paid in capital	.001	.001	.000	.000	.001
Net asset value, end of period	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240
Total Return A	7.41%	(1.12)%	7.20%	6.88%	5.65%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 347,185	$ 346,113	$ 373,433	$ 341,633	$ 334,620
Ratio of expenses to average net assets	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.42% C	.49% C	.54% C	.55%	.52% C
Ratio of net investment income to average net assets	5.04%	4.69%	4.71%	4.98%	5.15%
Portfolio turnover rate	27%	23%	8%	12%	30%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Numbers, 811-2741, 811-6453

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity Portfolio Advisory Services is a service mark of FMR Corp.

1.539099.103 CTR/CTM-pro-0101

Supplement to
Fidelity's Connecticut Municipal Funds
January 27, 2001
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Court Street Trust II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan® Connecticut Municipal Money Market Fund and Fidelity® Connecticut Municipal Money Market Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Connecticut Municipal Money Market Fund solely in exchange for the number of shares of Fidelity Connecticut Municipal Money Market Fund equal in value to the relative net asset value of the outstanding shares of Spartan Connecticut Municipal Money Market Fund. Following such exchange, Spartan Connecticut Municipal Money Market Fund will distribute the Fidelity Connecticut Municipal Money Market Fund shares to its shareholders pro rata, in liquidation of Spartan Connecticut Municipal Money Market Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Spartan Connecticut Municipal Money Market Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting of the Shareholders of Spartan Connecticut Municipal Money Market Fund (the "Meeting") will be held on March 13, 2002, and approval of the Agreement will be voted on at that time. In connection with the Meeting, a proxy statement describing the Reorganization and a Prospectus for Fidelity Connecticut Municipal Money Market Fund will be filed with the Securities and Exchange Commission and delivered to shareholders of record of Spartan Connecticut Municipal Money Market Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about March 25, 2002. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Spartan Connecticut Municipal Money Market Fund shareholders fail to approve the Agreement, Spartan Connecticut Municipal Money Market Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Connecticut Municipal Money Market Fund.

CTR/CTM-01-03 December 29, 2001
1.475744.108

Effective the close of business on January 14, 2002, new positions in Spartan Connecticut Municipal Money Market Fund may no longer be opened pending the Reorganization. Shareholders of the fund on that date may continue to add to their fund positions existing on that date.

The following information replaces the similar information found in the first two paragraphs under the heading "Principal Investment Risks" beginning on page 13.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Connecticut, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

The following information replaces the information for Spartan Connecticut Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 15.

Spartan Connecticut Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Connecticut personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes.

Spartan Connecticut Municipal Money Market Fund

(A Fund of Fidelity Court Street Trust II)

Fidelity Connecticut Municipal Money Market Fund

(A Fund of Fidelity Court Street Trust II)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

January 21, 2002

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Connecticut Municipal Money Market Fund (Fidelity Connecticut), a fund of Fidelity Court Street Trust II, would acquire all of the assets of Spartan Connecticut Municipal Money Market Fund (Spartan Connecticut), also a fund of Fidelity Court Street Trust II, and assume all of Spartan Connecticut's liabilities in exchange solely for shares of beneficial interest in Fidelity Connecticut.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus and Statement of Additional Information of Fidelity Connecticut dated January 27, 2001, which was previously filed via EDGAR (Accession No. 0000722574-01-500013).

2. The Supplement to the Prospectus of Fidelity Connecticut dated September 29, 2001, which was previously filed via EDGAR. (Accession No. 0000880709-01-500009)

3. The Prospectus and Statement of Additional Information of Spartan Connecticut dated January 27, 2001 (Accession No. 0000722574-01-500013).

4. The Supplement to the Prospectus of Spartan Connecticut dated September 29, 2001, which was previously filed via EDGAR. (Accession No. 0000880709-01-500009)

5. The Financial Statements included in the Annual Report of Fidelity Connecticut for the fiscal year ended November 30, 2000.

6. The Financial Statements included in the Annual Report of Spartan Connecticut for the fiscal year ended November 30, 2000.

7. The Unaudited Financial Statements included in the Semiannual Report of Fidelity Connecticut for the fiscal year ended May 31, 2001.

8. The Unaudited Financial Statements included in the Semiannual Report of Spartan Connecticut for the fiscal year ended May 31, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated January 21, 2002, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund

Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund

Notes to Pro Forma Combining Financial Statements

(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of May 31, 2001 and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended May 31, 2001 are intended to present the financial condition and related results of operations of Fidelity Connecticut Municipal Money Market Fund as if the reorganization with Spartan Connecticut Municipal Money Market Fund, had been consummated at May 31, 2001. Had the pro forma adjustments not included the effect of the FMR expense limitations, Pro Forma Combined Expense reductions would have been $202,025, resulting in Pro Forma Combined Net Investment Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $30,084,349 and $30,132,078, respectively.

The pro forma adjustments to these pro forma financial statements reflects:

(a) The conversion of Spartan Connecticut Municipal Money Market Fund shares as of May 31, 2001.

(b) A decrease in management fee to reflect Fidelity Connecticut Municipal Money Market Fund's management fee applied to the combined fund's average net assets.

(c) An increase in fees to reflect the change from Spartan Connecticut Municipal Money Market Fund's all-inclusive fee structure to Fidelity Connecticut Municipal Money Market Fund's fee structure.

(d) An increase in fees to reflect a net increase in costs incurred as a result of the reorganization.

(e) FMR's agreement to limit the combined fund's operating expenses to 0.48% of average net assets.

The unaudited pro forma combining statements should be read in conjunction with the separate semiannual unaudited financial statements as of May 31, 2001, annual audited financial statements as of November 30, 2000 for: Fidelity Connecticut Municipal Money Market Fund, and for Spartan Connecticut Municipal Money Market Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund
and Fidelity Connecticut Municipal Money Market Pro-Forma Fund Investments as of May 31, 2001 (Unaudited)

	Fidelity Connecticut Municipal Money Market Fund		Spartan Connecticut Municipal Money Market Fund

	Principal	Value	Principal	Value
	$Amount	$(Note 1)	$Amount	$(Note 1)

Municipal Securities - 97.1%
Connecticut 86.9%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	3,075,000	3,075,653
Bridgeport Gen. Oblig. BAN Series B, 2.99% 7/18/01	4,700,000	4,700,000	1,300,000	1,300,000
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 3.2% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	5,000,000	5,000,000	1,285,000	1,285,000
Series BS 01 129, 2.92% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	6,300,000	6,300,000	1,615,000	1,615,000
Series PA 826R, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,970,000	4,970,000
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 2.9%, LOC Kredietbank, VRDN (a)	3,400,000	3,400,000	1,000,000	1,000,000
Series 1997 B, 2.9%, LOC Chase Manhattan Bank, VRDN (a)			1,000,000	1,000,000
Series 1997 C, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)	730,000	730,000	370,000	370,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 2.7%, LOC Chase Manhattan Bank, VRDN (a)	3,600,000	3,600,000	6,500,000	6,500,000
Series 1999, 2.7%, LOC Dexia Cr. Local de France, VRDN (a)	4,355,000	4,355,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 3%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 2.9%, LOC Fleet Bank NA, VRDN (a)	1,500,000	1,500,000	900,000	900,000
(The Energy Network/Sina Proj.) Series 2000, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 3.55%, LOC Fleet Bank NA, VRDN (a)(d)	600,000	600,000	600,000	600,000
Connecticut Dev. Auth. Poll. Cont.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
3.1% tender 8/8/01, CP mode	2,000,000	2,000,000
3.15% tender 8/13/01, CP mode	5,300,000	5,300,000	1,600,000	1,600,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 2.85% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	18,200,000	18,200,000	8,000,000	8,000,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,502,260
Series A, 6.1% 3/15/02	4,000,000	4,096,141	1,000,000	1,024,035
Participating VRDN:
Series EGL 94 0701, 2.8% (Liquidity Facility Citibank NA, New York) (a)(e)	5,500,000	5,500,000	7,700,000	7,700,000
Series PA 720R, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)			5,495,000	5,495,000
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	2,800,000	2,800,000	4,145,000	4,145,000
Series Putters 00 174, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,495,000	7,495,000
Series Putters 190, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)			5,345,000	5,345,000
Series B, 2.6% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	18,300,000	18,300,000	8,000,000	8,000,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.):
Series S1, 3% tender 9/12/01, CP mode	14,300,000	14,300,000	2,700,000	2,700,000
Series S2, 3.15% tender 7/12/01, CP mode	7,600,000	7,600,000	3,200,000	3,200,000
(Yale-New Haven Hosp. Proj.) Series E, 3%, tender 6/1/02 (FGIC Insured) (a)	1,000,000	1,000,000
(Hartford Hosp. Proj.) Series B, 2.7%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Proj.) Series A, 2.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 2.9%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(United Methodist Home Proj.) Series 2001 A, 0%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,350,000	1,350,000
(Yale Univ. Proj.):
Series T1, 2.6%, VRDN (a)	15,100,000	15,100,000
Series T2, 2.6%, VRDN (a)	5,000,000	5,000,000
Series U1, 2.45%, VRDN (a)	34,780,000	34,780,000	9,650,000	9,650,000
Series U2, 2.45%, VRDN (a)	25,875,000	25,875,000	9,700,000	9,700,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series Merlots 00 BBB, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	5,000,000	5,000,000
Series Merlots 00 P, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,900,000	2,900,000
Series Merlots 97 L, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	9,255,000	9,255,000	1,385,000	1,385,000
Series PT 1003, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	23,525,000	23,525,000
Series PT 454, 2.7% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	4,550,000	4,550,000
Series PT 81, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,460,000	2,460,000	940,000	940,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 3%, VRDN (a)(d)	8,140,000	8,140,000
Series 1990 D, 3%, VRDN (a)(d)	5,089,000	5,089,000	2,541,000	2,541,000
Series 1995 G, 2.65% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	18,035,000	18,035,000	1,800,000	1,800,000
Series 2001 A3, 2.65% (AMBAC Insured), VRDN (a)(d)	13,400,000	13,400,000
Series B3, 2.7% (AMBAC Insured), VRDN (a)(d)	12,100,000	12,100,000	2,400,000	2,400,000
Connecticut Resources Recovery Auth. Participating VRDN Series Putters 187, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	6,840,000	6,840,000
Connecticut Spl. Assessment Second Injury Fund 2.85% 8/7/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	6,500,000	6,500,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	33,400,000	33,400,000	9,600,000	9,600,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A, 8% 6/1/01	6,175,000	6,175,000	2,000,000	2,000,000
Participating VRDN:
Putters 01 168, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,730,000	3,730,000	3,735,000	3,735,000
Series MSDW 00 292, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,300,000	2,300,000
Series MSDW 00 372, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	5,000,000	5,000,000
Series PT 368, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	9,095,000	9,095,000	2,400,000	2,400,000
(Trans. Infrastructure Proj.) Series 1, 2.7%, LOC Commerzbank AG, VRDN (a)	51,305,000	51,305,000	14,180,000	14,180,000
Series 2000 1, 2.85% (FGIC Insured), VRDN (a)	53,400,000	53,400,001	16,100,000	16,100,002
Cromwell Gen. Oblig. BAN 4.9% 6/15/01			1,000,000	1,000,225
Danbury Gen. Oblig. BAN 3.2% 8/7/01	13,100,000	13,102,584
Danbury Hsg. Auth. 2.77%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	8,600,000	8,600,000	2,400,000	2,400,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	5,449,000	5,456,531	1,600,000	1,602,211
Farmington Gen. Oblig. BAN 3.25% 3/26/02	15,800,000	15,832,467	4,200,000	4,208,631
Groton Town Gen. Oblig. BAN 4.3% 6/12/01			2,000,000	2,000,088
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 2.7% (FSA Insured) (BPA Societe Generale), VRDN (a)	11,945,000	11,945,000	2,400,000	2,400,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	4,145,000	4,146,944	2,350,000	2,351,102
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,003,521
New Britain Gen. Oblig.:
Series 1999, 2.8% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,700,000	2,700,000
Series 2000 B, 2.8% (AMBAC Insured), VRDN (a)	3,845,000	3,845,000
North Branford Gen. Oblig. BAN 3.25% 10/3/01	4,040,000	4,042,962
North Haven Gen. Oblig. BAN 3.25% 7/30/01	5,000,000	5,002,966
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	7,000,000	7,006,576	2,130,000	2,132,001
Reg'l. School District #008 BAN 3.4% 5/2/02	15,000,000	15,066,816	3,000,000	3,013,363
Reg'l. School District #009 BAN 3.2% 5/21/02	13,300,000	13,358,982	3,700,000	3,716,408
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	21,850,000	21,895,849	5,900,000	5,912,380
Shelton Gen. Oblig. BAN 4.5% 11/15/01	15,200,000	15,216,616	4,405,000	4,409,815
Suffield Gen. Oblig. BAN 3.8% 6/28/01	4,000,000	4,002,071
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,301,163
West Haven Gen. Oblig. BAN 4.5% 7/17/01	2,800,000	2,800,965	2,765,000	2,765,953
Westport Gen. Oblig. Bonds:
4.85% 7/15/01	1,840,000	1,844,018
5% 8/15/01			1,050,000	1,051,667
Wolcott Gen. Oblig. BAN 3.25% 8/9/01	4,500,000	4,501,432	1,225,000	1,225,390
		677,295,518		178,399,271

Puerto Rico 6.0%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN Series PT 1226, 2.6% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)			6,535,000	6,535,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN:
Series RobIns 14, 2.6% (Liquidity Facility Bank of New York NA) (a)(e)			8,000,000	8,000,000
Series ROC II 99 2, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	5,000,000	5,000,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 3.1% (Liquidity Facility Societe Generale) (a)(e)	2,000,000	2,000,000	2,200,000	2,200,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series Putters 147, 2.6% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)			3,660,000	3,660,000
Series SGA-43, 2.7% (Liquidity Facility Societe Generale) (a)(e)	8,300,000	8,300,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series BS 00 91, 3.1% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	10,900,000	10,900,000	5,800,000	5,800,000
Puerto Rico Pub. Bldgs Auth. Rev. Participating VRDN Series ROC II R56, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	6,545,000	6,545,000
		32,745,000		26,195,000

	Shares		Shares
Other4.2%
Fidelity Municipal Cash Central Fund, 3.29% (b)(c)	28,543,000	28,543,000	13,246,426	13,246,426

TOTAL INVESTMENT PORTFOLIO 97.1%		738,583,518		217,840,697
NET OTHER ASSETS 2.9%		24,582,387		4,261,323
NET ASSETS 100.0%		$ 763,165,905		$ 222,102,020

TOTAL COST OF INVESTMENTS		$ 738,583,518		$ 217,840,697
TOTAL COST FOR INCOME TAX PURPOSES		$ 738,583,518		$ 217,840,697

	Combined Pro Forma

	Principal	Value
	$Amount	$(Note 1)

Municipal Securities - 97.1%
Connecticut 86.9%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	3,075,000	3,075,653
Bridgeport Gen. Oblig. BAN Series B, 2.99% 7/18/01	6,000,000	6,000,000
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 3.2% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	6,285,000	6,285,000
Series BS 01 129, 2.92% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	7,915,000	7,915,000
Series PA 826R, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,970,000	4,970,000
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 2.9%, LOC Kredietbank, VRDN (a)	4,400,000	4,400,000
Series 1997 B, 2.9%, LOC Chase Manhattan Bank, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)	1,100,000	1,100,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 2.7%, LOC Chase Manhattan Bank, VRDN (a)	10,100,000	10,100,000
Series 1999, 2.7%, LOC Dexia Cr. Local de France, VRDN (a)	4,355,000	4,355,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 3%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 2.9%, LOC Fleet Bank NA, VRDN (a)	2,400,000	2,400,000
(The Energy Network/Sina Proj.) Series 2000, 2.9%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 3.55%, LOC Fleet Bank NA, VRDN (a)(d)	1,200,000	1,200,000
Connecticut Dev. Auth. Poll. Cont.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
3.1% tender 8/8/01, CP mode	2,000,000	2,000,000
3.15% tender 8/13/01, CP mode	6,900,000	6,900,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 2.85% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	26,200,000	26,200,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,502,260
Series A, 6.1% 3/15/02	5,000,000	5,120,176
Participating VRDN:
Series EGL 94 0701, 2.8% (Liquidity Facility Citibank NA, New York) (a)(e)	13,200,000	13,200,000
Series PA 720R, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,495,000	5,495,000
Series PT 1246, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,945,000	6,945,000
Series Putters 00 174, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,495,000	7,495,000
Series Putters 190, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	5,345,000	5,345,000
Series B, 2.6% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	26,300,000	26,300,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.):
Series S1, 3% tender 9/12/01, CP mode	17,000,000	17,000,000
Series S2, 3.15% tender 7/12/01, CP mode	10,800,000	10,800,000
(Yale-New Haven Hosp. Proj.) Series E, 3%, tender 6/1/02 (FGIC Insured) (a)	1,000,000	1,000,000
(Hartford Hosp. Proj.) Series B, 2.7%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Proj.) Series A, 2.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 2.9%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(United Methodist Home Proj.) Series 2001 A, 0%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,350,000	1,350,000
(Yale Univ. Proj.):
Series T1, 2.6%, VRDN (a)	15,100,000	15,100,000
Series T2, 2.6%, VRDN (a)	5,000,000	5,000,000
Series U1, 2.45%, VRDN (a)	44,430,000	44,430,000
Series U2, 2.45%, VRDN (a)	35,575,000	35,575,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series Merlots 00 BBB, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	5,000,000	5,000,000
Series Merlots 00 P, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,900,000	2,900,000
Series Merlots 97 L, 3.06% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	10,640,000	10,640,000
Series PT 1003, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	23,525,000	23,525,000
Series PT 454, 2.7% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	4,550,000	4,550,000
Series PT 81, 2.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	3,400,000	3,400,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 3%, VRDN (a)(d)	8,140,000	8,140,000
Series 1990 D, 3%, VRDN (a)(d)	7,630,000	7,630,000
Series 1995 G, 2.65% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	19,835,000	19,835,000
Series 2001 A3, 2.65% (AMBAC Insured), VRDN (a)(d)	13,400,000	13,400,000
Series B3, 2.7% (AMBAC Insured), VRDN (a)(d)	14,500,000	14,500,000
Connecticut Resources Recovery Auth. Participating VRDN Series Putters 187, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	6,840,000	6,840,000
Connecticut Spl. Assessment Second Injury Fund 2.85% 8/7/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	6,500,000	6,500,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	43,000,000	43,000,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A, 8% 6/1/01	8,175,000	8,175,000
Participating VRDN:
Putters 01 168, 2.78% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	7,465,000	7,465,000
Series MSDW 00 292, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,300,000	2,300,000
Series MSDW 00 372, 2.7% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	5,000,000	5,000,000
Series PT 368, 2.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	11,495,000	11,495,000
(Trans. Infrastructure Proj.) Series 1, 2.7%, LOC Commerzbank AG, VRDN (a)	65,485,000	65,485,000
Series 2000 1, 2.85% (FGIC Insured), VRDN (a)	69,500,000	69,500,003
Cromwell Gen. Oblig. BAN 4.9% 6/15/01	1,000,000	1,000,225
Danbury Gen. Oblig. BAN 3.2% 8/7/01	13,100,000	13,102,584
Danbury Hsg. Auth. 2.77%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	11,000,000	11,000,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	7,049,000	7,058,742
Farmington Gen. Oblig. BAN 3.25% 3/26/02	20,000,000	20,041,098
Groton Town Gen. Oblig. BAN 4.3% 6/12/01	2,000,000	2,000,088
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 2.7% (FSA Insured) (BPA Societe Generale), VRDN (a)	14,345,000	14,345,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	6,495,000	6,498,046
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,003,521
New Britain Gen. Oblig.:
Series 1999, 2.8% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,700,000	2,700,000
Series 2000 B, 2.8% (AMBAC Insured), VRDN (a)	3,845,000	3,845,000
North Branford Gen. Oblig. BAN 3.25% 10/3/01	4,040,000	4,042,962
North Haven Gen. Oblig. BAN 3.25% 7/30/01	5,000,000	5,002,966
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	9,130,000	9,138,577
Reg'l. School District #008 BAN 3.4% 5/2/02	18,000,000	18,080,179
Reg'l. School District #009 BAN 3.2% 5/21/02	17,000,000	17,075,390
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	27,750,000	27,808,229
Shelton Gen. Oblig. BAN 4.5% 11/15/01	19,605,000	19,626,431
Suffield Gen. Oblig. BAN 3.8% 6/28/01	4,000,000	4,002,071
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,301,163
West Haven Gen. Oblig. BAN 4.5% 7/17/01	5,565,000	5,566,918
Westport Gen. Oblig. Bonds:
4.85% 7/15/01	1,840,000	1,844,018
5% 8/15/01	1,050,000	1,051,667
Wolcott Gen. Oblig. BAN 3.25% 8/9/01	5,725,000	5,726,822
		855,694,789

Puerto Rico 6.0%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN Series PT 1226, 2.6% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,535,000	6,535,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN:
Series RobIns 14, 2.6% (Liquidity Facility Bank of New York NA) (a)(e)	8,000,000	8,000,000
Series ROC II 99 2, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	5,000,000	5,000,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 3.1% (Liquidity Facility Societe Generale) (a)(e)	4,200,000	4,200,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series Putters 147, 2.6% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	3,660,000	3,660,000
Series SGA-43, 2.7% (Liquidity Facility Societe Generale) (a)(e)	8,300,000	8,300,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN Series BS 00 91, 3.1% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	16,700,000	16,700,000
Puerto Rico Pub. Bldgs Auth. Rev. Participating VRDN Series ROC II R56, 2.8% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	6,545,000	6,545,000
		58,940,000

	Shares
Other4.2%
Fidelity Municipal Cash Central Fund, 3.29% (b)(c)	41,789,426	41,789,426

TOTAL INVESTMENT PORTFOLIO 97.1%		956,424,215
NET OTHER ASSETS 2.9%		28,843,710
NET ASSETS 100.0%		$985,267,925

TOTAL COST OF INVESTMENTS		$ 956,424,215
TOTAL COST FOR INCOME TAX PURPOSES		$ 956,424,215

Security Type Abbreviations
BAN- BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE

Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holding by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holding as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund and
Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund
Pro Forma Combining Statement of Assets & Liabilities as of May 31, 2001
(Unaudited)

	Fidelity Connecticut Money Market Fund	Spartan Connecticut Money Market Fund	Combined

Assets
Investment in securities, at value
- See accompanying schedule	$738,583,518	$217,840,697	$956,424,215
Cash	7,499,958	2,074,865	9,574,823
Receivable for investments sold	11,888,063	-	11,888,063
Receivable for fund shares sold	6,763,420	466,202	7,229,622
Interest receivable	5,419,047	1,877,685	7,296,732
Other receivable	14,699	11,680	26,379
Prepaid expenses	12,156	-	12,156
Total assets	770,180,861	222,271,129	992,451,990

Liabilities
Payable for investments purchased	2,350,000	-	2,350,000
Payable for fund shares redeemed	4,256,059	-	4,256,059
Distributions payable	71,999	80,026	152,025
Accrued management fee	237,503	88,485	325,988
Other payables and accrued expenses	99,395	598	99,993
Total liabilities	7,014,956	169,109	7,184,065

Net Assets	$763,165,905	$222,102,020	$985,267,925

Net Assets consist of:
Paid in capital	$763,156,420	$222,099,232	$985,255,652
Accumulated net realized gain (loss)on investments	9,485	2,788	12,273
Net Assets	$763,165,905	$222,102,020	$985,267,925

Net Assets	$763,165,905	$222,102,020	$985,267,925
Net Asset Value, offering price and
redemption price per share	$1.00	$1.00	$1.00
Shares outstanding	763,156,332	222,099,230	985,255,562

	Pro Forma Adjustments		Pro Forma Combined

Assets
Investment in securities, at value
- See accompanying schedule	$-		$956,424,215
Cash	-		9,574,823
Receivable for investments sold	-		11,888,063
Receivable for fund shares sold	-		7,229,622
Interest receivable	-		7,296,732
Other receivable	-		26,379
Prepaid expenses	-		12,156
Total assets	-		992,451,990

Liabilities
Payable for investments purchased	-		2,350,000
Payable for fund shares redeemed	-		4,256,059
Distributions payable	-		152,025
Accrued management fee	-		325,988
Other payables and accrued expenses	-		99,993
Total liabilities	-		7,184,065

Net Assets	$-		$985,267,925

Net Assets consist of:
Paid in capital	-		$985,255,652
Accumulated net realized gain (loss)on investments	-		12,273
Net Assets	$-		$985,267,925

Net Assets	-		$985,267,925
Net Asset Value, offering price and
redemption price per share			$1.00
Shares outstanding	-	(a)	985,255,562

See accompanying notes which are an integral part of the financial statements

Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund and
Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund
Pro Forma Combining Statement of Operations
12 Months Ended May 31, 2001
(Unaudited)

	Fidelity Connecticut Money Market Fund	Spartan Connecticut Money Market Fund	Combined

Investment Income
Interest	$27,087,874	$7,493,759	$34,581,633

Expenses
Management fee	2,711,563	985,120	3,696,683
Transfer agent fees	802,321	-	802,321
Accounting fees and expenses	101,137	-	101,137
Non-interested trustees' compensation	2,554	761	3,315
Custodian fees and expenses	12,735	-	12,735
Registration fees	66,226	-	66,226
Audit	23,640	-	23,640
Legal	29,326	-	29,326
Miscellaneous	20,882	-	20,882
Total expenses before reductions	3,770,384	985,881	4,756,265
Expense reductions	(167,218)	(34,807)	(202,025)
Total expenses	3,603,166	951,074	4,554,240
Net investment income	23,484,708	6,542,685	30,027,393

Net Realized Gain (Loss) on investments	42,335	5,394	47,729

Net increase in net assets
resulting from operations	$23,527,043	$6,548,079	$30,075,122

	Pro Forma Adjustments		Pro Forma Combined

Investment Income
Interest	$-		$34,581,633

Expenses
Management fee	(242,116)	(b)	3,454,567
Transfer agent fees	136,903	(c)	939,224
Accounting fees and expenses	17,421	(c)	118,558
Non-interested trustees' compensation	-		3,315
Custodian fees and expenses	3,490	(c)	16,225
Registration fees	10,296	(d)	76,522
Audit	2,360	(c)	26,000
Legal	8,036	(c)	37,362
Miscellaneous	6,654	(c)	27,536
Total expenses before reductions	(56,956)		4,699,309
Expense reductions	(300,016)	(e)	(502,041)
Total expenses	(356,972)		4,197,268
Net investment income	356,972		30,384,365

Net Realized Gain (Loss) on investments	-		47,729

Net increase in net assets resulting from operations	$356,972		$30,432,094

See accompanying notes which are an integral part of the financial statements

Capitalization

The following table shows the capitalization of the funds as of May 31, 2001 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

		Reinvest price:	$ 1.00

				Totals
Net Asset Value	Fidelity Connecticut Money Market Fund	$ 763,165,905
	Spartan Connecticut Money Market Fund	$ 222,102,020		$ 985,267,925

Shares	Fidelity Connecticut Money Market Fund	763,156,332
Outstanding	Spartan Connecticut Money Market Fund	222,099,230		985,255,562

See accompanying notes which are an integral part of the financial statements

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY COURT STREET TRUST II: SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

425	SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number located on the upper portion of your proxy card."
Speech 2

"To vote as the (SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND) Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A

"You voted as the Board of Trustees recommended for the proposal affecting your fund. If this is correct, press 1. If incorrect, press 0."

IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 5

Speech 3	"Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0"
Closing B

"You voted as follows;"

"Proposal 1. For" or "Against" or "Abstain"

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 5

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 6

Speech 5

"Your votes have been cancelled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 6

Speech 6	"Thank you for voting"

Court Street Trust.doc 01/16/02

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.ProxyWeb.com shareholder sees Screen 1 ]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends,

then click the VOTE button below.

-OR-

Input C

To vote each proposal separately, click the VOTE button only.

[VOTE]

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com is a service of:

MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape or Internet Explorer versions 3.0 or higher

and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to ProxyWeb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service

Proxy Voting Form

Fidelity Investments

[Fund Name]

Text 2 - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING :

Text 3 - (left justified)

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 5 - (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to ProxyWeb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Fund Name]

Thank you! Your vote has been submitted

Text 2 - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING :

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 2 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

Hyperlink 3 - (left justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

ProxyWeb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.